MAY 2021 • NYSE: APLE INVESTOR PRESENTATION Exhibit 99.1

COVER PHOTOS: HILTON GARDEN INN, MADISON, WI; SPRINGHILL SUITES, BURBANK, CA; HYATT HOUSE & HYATT PLACE, TEMPE, AZ; HAMPTON INN & SUITES, PHOENIX, AZ 2 COURTYARD, MIAMI, FL Certain statements made in this presentation are forward-looking statements, including statements regarding the impact to Apple Hospitality REIT, Inc.’s (the “Company,” “Apple Hospitality,” “Apple” or “APLE”) business and financial condition from, and measures being taken in response to, the COVID-19 pandemic. These forward-looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that we make. Forward-looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as “anticipates,” “believes,” “expects,” “estimates,” “projects,” “plans,” “intends,” “may,” “will,” “would,“ “outlook,” “strategy,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward-looking statement. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward-looking statement to reflect changed assumptions or the occurrence of unanticipated events or changes to future operating results, unless required to do so by law. Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and new variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 outbreak on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the scope, severity and duration of the pandemic, the extent and effectiveness of the actions taken to contain the pandemic or mitigate its impact, the speed of the vaccine roll-out, the efficacy, acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against emerging variants of COVID-19, the potential for additional hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, the slowing or rollback of “reopenings” in certain states, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Such additional factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate recent and pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; reduced business and leisure travel due to travel-related health concerns, including the widespread outbreak of COVID-19 or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust; or other risks detailed in filings made by Apple Hospitality with the Securities and Exchange Commission (“SEC”). Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.

COMPANY PROFILE & PROVEN INVESTMENT STRATEGY

APPLE HOSPITALITY REIT

Scale Ownership of Upscale, Rooms-Focused Hotels

232
HOTELS

29,753
GUEST ROOMS

99%
ROOMS-FOCUSED

Industry-Leading Brands and Operators

13
BRANDS

Hilton
Marriott
HYATT

16
MANAGEMENT COMPANIES

Broad Geographic Diversification

35
STATES

88
MARKETS



Consistent Reinvestment(1)

5 yrs
AVERAGE EFFECTIVE AGE

4.3
AVERAGE TRIPADVISOR® RATING

Strong, Flexible Balance Sheet(2)

32%
NET TOTAL DEBT TO TOTAL CAPITALIZATION

200
HOTELS UNENCUMBERED

Note: Hotel portfolio statistics as of May 6, 2021. Market categorization based on STR designation.

(1) Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 14 years. The TripAdvisor ® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through March 31, 2021.

(2) Net Total Debt to Total Capitalization calculation based on (as of March 31, 2021) total debt outstanding, net of cash and cash equivalents ("net total debt outstanding"), divided by net total debt outstanding plus equity market capitalization based on the Company's closing share price of $14.57 and outstanding common shares. Based on hotels owned as of March 31, 2021.

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VALUES Hospitality – We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. Resolve – We are passionate about the work we do and are steadfast in our commitment to our shareholders. Excellence – We are driven to succeed and improve through innovation and perseverance. Integrity – We are trustworthy and accountable. Teamwork – We support and empower one another, embracing diversity of opinion and background. We are a leading real estate investment company committed to increasing shareholder value through the distribution of attractive dividends and long-term capital appreciation. MISSION Average executive tenure with the Apple REIT Companies is 14 years Established and operated 8 public hospitality REITs Raised and invested approximately $7 billion in hotel assets Purchased 439 hotels Managed over $925 million in CapEx and renovation spending Sold 4 REITs in 3 transactions totaling $2.7 billion Merged 3 REITs and listed Company on NYSE Completed $1.3 billion Apple REIT Ten merger Representation on over 30 brand and industry advisory boards and councils MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES 4 HYATT PLACE, JACKSONVILLE, FL HOMEWOOD SUITES, MIAMI, FL COURTYARD, SANTA ANA, CA

KEY TAKEAWAYS 5 FIRST QUARTER 2021 PERFORMANCE UPDATE Strongest operational results since beginning of pandemic with sequential improvement each month during the quarter Performance driven by mix of leisure and business demand, consisting of both transient and small group bookings Efficient operating model of rooms-focused hotels produced sufficient cash to cover property-level and corporate-level costs All of the Company’s hotels were open and receiving reservations Completion of amendments to unsecured credit facilities in March 2021 enhances flexibility and ability to exit the waiver period PORTFOLIO POSITIONED FOR OUTPERFORMANCE THROUGH RECOVERY Select-service hotels franchised with industry-leading brands have proven appeal with broadest group of customers Broad geographic diversification provides exposure to wide variety of markets and demand generators Not dependent on large group business Data-driven asset management team and industry-leading operators maximize property-level performance Potential for increased long-term operational efficiencies Well-maintained, high-quality portfolio with substantial long-term value Scale ownership of rooms-focused hotels minimizes G&A load per key and provides fixed cost efficiencies Proven ability to maximize and grow Adjusted Hotel EBITDA margin from peak to peak BALANCE SHEET POISED FOR FUTURE GROWTH Positive corporate cash flow preserves strength of balance sheet and equity value and bolsters liquidity Conservative capital structure with staggered maturities lowers capital costs March 2021 amendments to unsecured credit facilities enhance flexibility and ability to exit the waiver period Poised to be acquisitive and optimize portfolio through opportunistic transactions HOME2 SUITES, ORLANDO, FL

Q1 2021 MFFO/AFFO Per Share Q1 2021 Trailing Twelve Months MFFO/AFFO Per Share (1) Upper Upscale/Full-Service MFFO OUTPERFORMANCE 6 MFFO outperformance preserves balance sheet and equity value HAMPTON INN & SUITES, PHOENIX, AZ Source: Company filings. Assumptions may vary by company. Q1 2021 Trailing Twelve Months MFFO/AFFO per share calculated as full year 2020 MFFO/AFFO per share less Q1 2020 per share plus Q1 2021 per share. Explanations of and reconciliations to net loss determined in accordance with generally accepted accounting principles (“GAAP”) of the Company’s non-GAAP financial measures, including Modified Funds from Operations (“MFFO”), are included in the following pages. Upscale/Rooms-Focused Upscale & Upper Upscale Combined (1)

PORTFOLIO POSITIONED FOR OUTPERFORMANCE

APPLE HOSPITALITY REIT


FAIRFIELD INN & SUITES, CHANDLER, AZ


HOMEWOOD SUITES, AGOURA HILLS, CA


COURTYARD, BURBANK, CA

Rooms-Focused Portfolio with Significant Extended Stay and Suite Product

Brand Type(1)	% of APLE Portfolio
Extended Stay	32%
Suite Product	23%
Other Select Service	43%
Full Service	2%

Portfolio Diversified Across Location Types with Limited Exposure to Urban City Centers

Location Type by Number of Guest Rooms


Suburban 57%
Urban 22%
Airport 8%
Interstate 2%
Resort 5%
Small Metro 6%

Not Dependent on Large Group Business

Rooms Sold Segmentation


Transient
87%
86%
Group
13%
14%
2020
2019

Top 10 Markets by Q1 EBITDA Contribution

	# of Hotels	% of Adjusted Hotel EBITDA
Los Angeles, CA	8	9.8%
Phoenix, AZ	11	9.2%
North Carolina East	5	4.3%
Orange County, CA	6	4.3%
Florida Panhandle	5	3.9%
San Diego, CA	7	3.8%
Alabama North	4	3.3%
Oklahoma City, OK	4	3.2%
Seattle, WA	3	2.9%
Melbourne, FL	3	2.5%

Note: Hotel portfolio statistics as of May 6, 2021.

(1) Brand Type based on number of guest rooms. Extended Stay includes Residence Inn by Marriott, TownePlace Suites by Marriott, Home2 Suites by Hilton, Homewood Suites by Hilton and Hyatt House. Suite Product includes Fairfield Inn & Suites by Marriott, SpringHill Suites by Marriott, Embassy Suites by Hilton and Hampton Inn & Suites by Hilton. Other Select Service includes Hampton Inn by Hilton, Hilton Garden Inn, Courtyard by Marriott, Fairfield Inn by Marriott, Hyatt Place and independent boutique hotels. Full Service includes Marriott.

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OPERATING TRENDS 8 Proven ability to achieve corporate-level breakeven at approximately $50 RevPAR COURTYARD, CHARLOTTESVILLE, VA Note: Actual breakeven RevPAR depends on mix of occupancy and rate. Estimated breakeven RevPAR reflects operational costs and occupancy and ADR trends since March 2020 and is before capital expenditures. HILTON GARDEN INN, ALLEN, TX EMBASSY SUITES, ANCHORAGE, AK HAMPTON INN & SUITES, CAPE CANAVERAL, FL

9 HAMPTON INN & SUITES, BOISE, ID HAMPTON INN & SUITES, ATLANTA, GA SPRINGHILL SUITES, BURBANK, CA Occupancy Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Week ended Recent occupancy trends highlight strength of demand ACCELERATING OCCUPANCY FOLLOWING SEASONAL DECLINES

10 HAMPTON INN, FORT LAUDERDALE, FL Source: Data provided by STR for hotels owned by the Company for the periods noted, including all rooms available for consolidated hotels, and may differ from actual results achieved. Weekday occupancy includes Sunday through Thursday nights and weekend occupancy includes Friday and Saturday nights. Occupancy Leisure travel continues to lead recovery Weekday occupancy is strengthening showing recovery in business demand WEEKDAY VS. WEEKEND OCCUPANCY Week ended

% OF HOTELS BY OCCUPANCY TIER Week ended Source: Weekly data provided by STR for hotels owned by the Company for the periods noted and may differ from actual results achieved. Consolidated hotels included in 0% - 15% occupancy tier. Building occupancy across portfolio 11 RESIDENCE INN, RICHMOND, VA (1)

ACHIEVED COST SAVINGS 12 HOMEWOOD SUITES, CAPE CANAVERAL, FL Reductions in Total Hotel Expense and Total Revenue(1) Swiftly adjusted operating model to reduce costs and maximize performance in current environment Reductions for each quarter as compared to the same quarter of 2019. Total hotel expense includes total hotel operating expense plus property taxes, insurance and other expense. For each quarter, the expense reduction ratio measures the decline in total hotel expense as compared to the same period of 2019 divided by the decline in total revenue as compared to the same period of 2019. Enhanced operational efficiencies Renegotiated vendor contracts Reduced amenities and services Benchmarked and optimized operating model at various occupancy levels Key Areas of Focus

OPPORTUNITY FOR LONG-TERM COST SAVINGS 13 HOMEWOOD SUITES, CAPE CANAVERAL, FL Represents targeted reduction in year-over-year total hotel expense for every 1% decline in year-over-year total revenue and assumes as revenue recovers, service and amenity offerings will evolve from the extreme reductions realized in 2020, resulting in a lower ratio. Total hotel expense includes total hotel operating expense plus property taxes, insurance and other expense. The 2021 expense reduction ratio target measures the decline in total hotel expense in 2021 as compared to 2019 divided by the decline in total revenue in 2021 as compared to 2019.

PROVEN INVESTMENT STRATEGY 14

WHY BRANDED SELECT-SERVICE HOTELS? 15 Total revenue primarily derived from rooms sold Ability to cross-utilize associates to maximize efficiencies High margins and low breakeven occupancy Fewer outlets to manage Less public space to sanitize Low dependence on large group business Efficient Operating Model Broad Consumer Appeal Maximize Shareholder Value High-quality hotels with strong value proposition for guests Product attractive to business and leisure travelers Award-winning service, innovative design and modern amenities Strong reservation systems and loyalty programs Global distribution creates strong consumer awareness Ability to optimize mix of business to drive RevPAR and EBITDA Lower volatility across economic cycles High margins drive overall profitability Lower long-term capital needs Institutional brands foster strong resale market, financing flexibility and investor confidence HILTON GARDEN INN, BIRMINGHAM, AL SPRINGHILL SUITES, ALEXANDRIA, VA COURTYARD, AUSTIN, TX

Business Leisure Government Military Construction Disaster Recovery Health Care Education Athletics First Responders Insurance Social Rooms-focused hotels with industry-leading brands have broad consumer appeal BROAD CONSUMER APPEAL Note: Hotel portfolio statistics as of May 6, 2021. 16 Broad mix of demand generators, including: Independent with limited dependence on large group business

INDUSTRY-LEADING ASSET MANAGEMENT 17 Analytical, data-driven asset management to maximize property-level performance Scale to negotiate attractive national contracts Strategic revenue management to optimize mix of business and maximize bottom-line performance Strong regional and national third-party operators with readily terminable contracts and flexibility to align performance goals HOME2 SUITES, ATLANTA, GA HILTON GARDEN INN, ANNAPOLIS, MD COURTYARD, WEST ORANGE, NJ Strategic Asset Management Approach Best-in-Class Operators 100% of Apple Hospitality’s portfolio operated by third-party property managers 94% of hotels independent of brand management 16 operating companies provide a platform for comparative analytics and shared best practices 25% of operators’ portfolios represented by Apple Hospitality on average, excluding brands Note: Hotel portfolio statistics as of March 31, 2021.

BROAD GEOGRAPHIC DIVERSIFICATION 18 Broad geographic diversification provides exposure to wide variety of demand generators Nearly all markets benefit from drive-to demand Low dependence on inbound international travel with majority of hotels located outside of gateway markets Unparalleled exposure to business-friendly markets leading recovery and benefitting from population shifts Diversified Across 88 Markets Note: Hotel locations as of May 6, 2021. Market categorization based on STR designation.

Apple REIT Companies Transaction History 1999 – May 6, 2021 439 TOTAL HOTELS ACQUIRED 207 TOTAL HOTELS SOLD 232 CURRENT PORTFOLIO 4 REITS SOLD IN 3 TRANSACTIONS 4 REITS MERGED TO FORM CURRENT APLE 20-YEAR TRACK RECORD OF HOTEL TRANSACTIONS 19 Note: Hotel transactions by the various Apple REIT Companies since the first hospitality REIT in 1999. In 2014, Apple REIT Seven, Inc. and Apple REIT Eight, Inc. merged into Apple REIT Nine, Inc. and the company was renamed Apple Hospitality REIT, Inc. In 2016, Apple REIT Ten, Inc. merged into Apple Hospitality REIT, Inc. HILTON GARDEN INN, DENVER, CO Having purchased as many as 74 hotels in a single year through individual hotel and small portfolio transactions, Apple has the experience to meaningfully grow the portfolio

2020 & 2021 PORTFOLIO ACTIVITY Note: As of May 6, 2021. These two hotels comprise a dual-branded property at one location. Contract entered into prior to 2020. 20 HILTON GARDEN INN, MADISON, WI

WELL-MAINTAINED PORTFOLIO

APPLE HOSPITALITY REIT


HAMPTON INN & SUITES, MEMPHIS, TN


SPRINGHILL SUITES, ALEXANDRIA, VA


HOMEWOOD SUITES, AUSTIN, TX

Consistent reinvestment enhances long-term value and leads to traveler satisfaction outperformance

4.3 out of 5.00
weighted average TripAdvisor® rating[(1)]

5 Years

Quality portfolio with average effective age of 5 years.[(2)]
95% of APLE's hotels were built or renovated in last 8 years.

Upscale and Upper Midscale Reinvestment Statistics[(3)]	
Average Annual Spend as % of Revenue	5.5%
Average % of Hotels Renovated Annually	11.0%
Average % of Room Nights Out of Service for Renovations	< 1.0%
Cumulative Spend	$545 million

(1) The TripAdvisor® rating is based on lifetime scores for the Apple Hospitality portfolio of hotels through March 31, 2021.
(2) Average Effective Age represents years since hotels were built or last renovated. Average actual age of hotels is 14 years.
(3) Statistics based on all Upscale and Upper Midscale hotels owned by the Company, Apple REIT Seven, Inc., Apple REIT Eight, Inc., or Apple REIT Ten, Inc. for the period owned. Statistics based on the period 2011 – 2020.

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Debt Composition(1) STRONG BALANCE SHEET & LIQUIDITY POSITION Based on balances and hotels owned as of March 31, 2021, excluding unamortized fair value adjustment of assumed debt and unamortized debt issuance costs. Excludes yearly amortization. Interest rate includes effect of interest rate swaps and LIBOR rate in effect at March 31, 2021. Debt Maturity Schedule (1) ($ in millions) UNENCUMBERED PORTFOLIO 200 Hotels 24,982 Keys Hotels: 4 Keys: 649 Rate: 4.4% Term loan Rate: 4.6%(2) Hotels: 5 Keys: 575 Rate 5.1% Hotels: 9 Keys: 1,357 Rate 4.9% Revolver Rate: 2.7%(2) Hotels: 4 Keys: 474 Rate: 4.0% Term loan Rate: 3.3%(2) Hotels: 1 Keys: 166 Rate: 4.4% Term loan Rate: 3.6%(2) Low debt and staggered maturities facilitate agile balance sheet strategy 22 and after Total Liquidity (1) ($ in millions) Total Available Revolver Capacity Cash and Cash Equivalents on Hand Total Liquidity Revolver Term Loan Property Debt Hotels: 10 Keys: 1,652 Rate: 3.8% Term loan Rate: 4.5%(2)

AMENDMENTS TO UNSECURED CREDIT FACILITIES 23 Note: See further information on the Company’s indebtedness and amendments to unsecured credit facilities in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and related public filings. Following the Extended Covenant Waiver Period, the calculation of the existing financial covenants for the four quarters subsequent to the end of the Extended Waiver Period will continue to be annualized to the extent the period from the first day of the fiscal quarter during which the covenant testing resumes through the most recently ended fiscal quarter is not at least four fiscal quarters from the end of the Extended Covenant Waiver Period. Successfully Achieved Key Objectives

AMENDMENTS TO UNSECURED CREDIT FACILITIES 24 Note: See further information on the Company’s indebtedness and amendments to unsecured credit facilities in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and related public filings. Modified financial covenant thresholds apply in the event the Company exits the Extended Covenant Waiver Period or elects an earlier date. Less restrictive covenant terms enhance ability to exit the waiver period Following the Extended Covenant Waiver Period, covenants measured on an annualized basis. Annualization will build each subsequent quarter until calculation is based on a trailing four quarter period.

CONSERVATIVE CAPITAL STRUCTURE POSITIONS APLE FOR EXTERNAL GROWTH 25 HOMEWOOD SUITES, CAPE CANAVERAL, FL Net Debt to EBITDA Ratio(1) Illustrative net debt to EBITDA ratio projections at different levels of recovery(2) With positive cash flow and a conservative capital structure, APLE anticipates being in a position to exit its covenant waiver period ahead of peers with balance sheet capacity for external growth Annualized Q1 2021 EBITDA as % of 2019 EBITDA(3) Note: Sourced from public company filings. Upper Upscale/Full-Service peer group average includes HST, PK, SHO, PEB, DRH and XHR; Upscale/Rooms-Focused peer group average includes INN and CLDT; Upper Upscale & Upscale Combined peer group average includes RLJ and HT. The ratio is based on figures reported as of December 31, 2020, and is based on debt outstanding less cash & cash equivalents plus preferreds divided by EBITDAre. Assumes net debt + preferreds remain at March 31, 2021 levels. The Q1 2021 EBITDAre annualized figures were calculated by multiplying the first quarter EBITDAre by four. This calculation is not intended to match or replace APLE or any peer covenant calculations and is for illustrative purposes only. See explanation and reconciliation of the Company’s EBITDAre to net income (loss) included in subsequent pages.

STRATEGIC OBJECTIVES 26 Build off of base occupancy with all hotels open Continue focus on direct sales efforts Optimize mix of business through strategic revenue management to drive rate Leverage internal revenue team to identify best practices and drive revenue across portfolio Grow Top Line Performance Enhance Margins Drive Value Positioned to focus on increasing profitability not minimizing cash burn Utilize labor models for various occupancy levels to flow incremental revenues to bottom line Continue to manage vendor and service costs to maximize efficiency Refine operating model and work with brands to alter standards for long-term cost reductions Continue to increase positive cash flow Strategically allocate capital through opportunistic transactions and capital recycling Manage balance sheet to maximize risk adjusted returns RESIDENCE INN, BURBANK, CA

ESG INITIATIVES COURTYARD, CAROLINA BEACH, NC

SUSTAINABILITY INITIATIVES Apple Hospitality is committed to enhancing and incorporating sustainability opportunities into our investment and asset management strategies, with a focus on minimizing our environmental impact through reductions in energy and water consumption and through improvements in waste management. Energy Management Systems LED Lighting Smart Irrigation Systems Energy & Water Conservation Guidelines Formal energy management program established in 2018 to ensure that energy, water and waste management are a priority not only within the Company, but also with our management companies and brands.  Statistics are based on the Company’s rooms-focused hotels owned as of December 31, 2020. Includes average of total kWh per square foot as reported for 2019 by DRH, HST, PK, PEB, SHO and XHR. Full-Service Hotels and Limited-Service Hotels based on 2019 data from U.S. Hotels HOST Almanac published by STR Analytics in 2020. APLE data based on 2019 actual results for all hotels owned in 2019. The Company’s average 2020 total utility cost of $6.65 per occupied room represents a 39% increase from 2019. The COVID-19 pandemic significantly impacted occupancy levels beginning in March 2020, and as a result, total utility costs for the Company decreased on an absolute basis in 2020 as compared to 2019. The cost structure and efficient nature of the Company’s primarily rooms-focused hotels allows them to operate cost effectively even at very low occupancy levels, and the Company worked to keep its hotels open despite low occupancy levels. The Company utilized energy management systems to minimize utility usage on unused floors, however, minimum utility usage is required for the protection of the Company’s assets and utility costs per occupied room increased due to the drop in occupancy driven by the COVID-19 pandemic. In general, energy, water and waste metrics were materially impacted by declines in occupancy in 2020. Average Upscale and Upper-Midscale Class. 28 COURTYARD, PHOENIX, AZ

SOCIAL RESPONSIBILITY Apple Hospitality REIT has always been firmly committed to strengthening communities through charitable giving, by volunteering our time and talents, and by participating in the many philanthropic programs important to our employees and leaders within our industry, including our brands, the American Hotel & Lodging Association (AHLA) and our third-party management companies. We are dedicated to making a positive impact throughout our Company, the hotel industry, our local communities and the many communities our hotels serve. Local Community Outreach Management Companies Brand Initiatives Industry Involvement We are thoughtful in our interactions with others and know that strong, caring relationships are the core of our industry. 29 SPRINGHILL SUITES, ALEXANDRIA, VA

GOVERNANCE Alignment with the best interests of our shareholders is at the forefront of our values. 30 HILTON GARDEN INN, SACRAMENTO, CA

APPENDIX COURTYARD, SANTA ANA, CA

32 YEAR-OVER-YEAR PERFORMANCE HAMPTON INN & SUITES, MEMPHIS, TN ($ in thousands except statistical data) Q1 2021 Performance at a Glance Note: See explanation and reconciliation of Adjusted Hotel EBITDA to net income (loss) included in subsequent pages.

33 QUARTERLY PERFORMANCE HOMEWOOD SUITES, DALLAS, TX ($ in thousands except statistical data) Strongest Quarterly Performance Since Onset of Pandemic Note: See explanation and reconciliation of Adjusted Hotel EBITDA to net income (loss) included in subsequent pages.

34 RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET INCOME (LOSS) TO EBITDA, EBITDAre, ADJUSTED EBITDAre AND ADJUSTED HOTEL EBITDA ON A QUARTERLY BASIS FROM MARCH 31, 2019 THROUGH MARCH 31, 2021 (Unaudited) (in thousands) Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and Annual Report on Form 10-K for the year ended December 31, 2020.

35 RECONCILIATION OF NET LOSS TO FFO AND MFFO THE FOLLOWING TABLE RECONCILES THE COMPANY’S GAAP NET LOSS TO FFO and MFFO ON A QUARTERLY BASIS FROM March 31, 2020 THROUGH MARCH 31, 2021 (Unaudited) (in thousands, except per share amounts) Note: The Consolidated Statements of Operations and Comprehensive Income (Loss) and corresponding footnotes can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

DEFINITIONS 36 HYATT PLACE, JACKSONVILLE, FL Non-GAAP Financial Measures The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”); Adjusted EBITDAre; and Adjusted Hotel EBITDA. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted Hotel EBITDA EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance. In addition to EBITDA, the Company also calculates and presents EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines EBITDAre as EBITDA, excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), plus real estate related impairments, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. The Company presents EBITDAre because it believes that it provides further useful information to investors in comparing its operating performance between periods and between REITs that report EBITDAre using the Nareit definition. The Company also considers the exclusion of non-cash straight-line operating ground lease expense from EBITDAre useful, as this expense does not reflect the underlying performance of the related hotels (Adjusted EBITDAre). The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDAre (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

DEFINITIONS CONTINUED 37 RESIDENCE INN, BURBANK, CA FFO and MFFO The Company calculates and presents FFO in accordance with standards established by Nareit, which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles (“GAAP”)), excluding gains and losses from the sale of certain real estate assets (including gains and losses from change in control), extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated affiliates. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders. The Company calculates MFFO by further adjusting FFO for the exclusion of amortization of finance ground lease assets, amortization of favorable and unfavorable operating leases, net and non-cash straight-line operating ground lease expense, as these expenses do not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance. COMPARABLE HOTELS Comparable Hotels is defined as the 232 hotels owned and held for use by the Company as of March 31, 2021. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted. SAME STORE HOTELS Same Store Hotels is defined as the 227 hotels owned by the Company as of January 1, 2020 and during the entirety of the periods being compared. This information has not been audited.

TRADEMARK INFORMATION “Courtyard by Marriott®,” “Fairfield by Marriott®,” “Fairfield Inn by Marriott®,” “Fairfield Inn & Suites by Marriott®,” “Marriott® Hotels,” “Residence Inn by Marriott®,” “SpringHill Suites by Marriott®,” and “TownePlace Suites by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott®” mean Marriott International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Marriott®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Marriott® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.   “Embassy Suites by Hilton®,” “Hampton by Hilton®,” “Hampton Inn by Hilton®,” “Hampton Inn & Suites by Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide Holdings Inc. or one of its affiliates. All references to “Hilton®” mean Hilton Worldwide Holdings Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation. “Hyatt Place®” and “Hyatt House®” are each a registered trademark of Hyatt Hotels Corporation or one of its affiliates. All references to “Hyatt®” mean Hyatt Hotels Corporation and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hyatt® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hyatt®’s relationship with Apple Hospitality REIT, Inc., or otherwise. Hyatt® was not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in any Apple Hospitality REIT offering and received no proceeds from any offering. Hyatt® has not expressed any approval or disapproval regarding this presentation, and the grant by Hyatt® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hyatt® has not assumed and shall not have any liability in connection with this presentation. 38 HOMEWOOD SUITES, OMAHA, NE

CONTACT INFORMATION 39 COURTYARD, RICHMOND, VA